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                    REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

     THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT is made and entered into as of June 9, 2000 by and among Intraware, Inc., a Delaware corporation ("Parent"), and the Shareholders, as defined in the Agreement and Plan of Reorganization dated June 9, 2000 (the "Merger Agreement"), among the Parent, the Company and the Shareholders (as defined in the Merger Agreement).

     SECTION 1. DEFINITIONS. Capitalized terms used herein without definition have their respective meanings set forth in the Merger Agreement. As used in this Agreement, the following terms have the following meanings:

     "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

     "COMMON STOCK" means the shares of common stock, $0.001 par value, of the Parent.

     "DEFERRAL NOTICE" has the meaning set forth in Section 3(f) hereof.

     "DEFERRAL PERIOD" has the meaning set forth in Section 3(f) hereof.

     "EFFECTIVENESS TERMINATION DATE" means one year from the Effective Time.

     "EFFECTIVE TIME" has the meaning set forth in the Merger Agreement.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "FILING DEADLINE DATE" has the meaning set forth in Section 2(a) hereof.

     "HOLDER" shall mean a Shareholder.

     "LOSSES" has the meaning set forth in Section 6(a) hereof.

     "MATERIAL EVENT" has the meaning set forth in Section 3(f) hereof.

     "MERGER AGREEMENT" has the meaning set forth the first paragraph of this Agreement.

     "NOTICE AND QUESTIONNAIRE" means a written notice delivered to the Parent by a Holder containing any information with respect to the Holder necessary to prepare or amend the Registration Statement or supplement the related Prospectus with respect to the intended distribution of Registrable Securities by such Holder.

     "NOTICE HOLDER" means a Holder that has delivered a Notice and Questionnaire to Parent pursuant to Section 2(d) below and any other information required by Section 4 below and holds Registrable Securities as of such dates.

     "PARENT" has the meaning set forth in the first paragraph of this Agreement and also includes the Parent's successors.

     "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any

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amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

     "REGISTRABLE SECURITIES" means the Common Stock in the amounts set forth on EXHIBIT A attached hereto (i.e., 25% of the Merger Shares received at the Closing by each such Holder that immediately prior to the Closing was an employee of the Company and 50% of the Merger Shares received at the Closing by each such other Holder) with respect to each of the Holders, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security held by a Holder.

     "REGISTRATION STATEMENT" means any registration statement of the Parent that covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

     "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section 2(a) hereof.

     SECTION 2. SHELF REGISTRATION.

          (a) The Parent shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event by the date (the "Filing Deadline Date") one hundred twenty (120) days after the Effective Time, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration Statement") registering the resale from time to time by Holders of the Registrable Securities. The Shelf Registration Statement shall be on an appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Shelf Registration Statement. The Parent shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable and to keep the Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Termination Date. At the time the Registration Statement is declared effective, each Holder that has provided the Parent with an appropriately completed Notice and Questionnaire shall be named as a selling securityholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

          (b) If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder have been resold pursuant thereto or have otherwise ceased to be Registrable Securities), the Parent shall use its reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within fifteen (15) days of such cessation of effectiveness amend the Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof.

          (c) The Parent shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Parent for such Shelf Registration Statement, if required by the Securities Act or, to the extent to which the Parent does not reasonably object, as reasonably requested by a Holder in the event that it is participating in the Shelf Registration Statement.

          (d) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Agreement. Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration


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Statement and related Prospectus agrees to deliver a Notice and Questionnaire in customary form to the Parent ninety (90) days after the date hereof; provided, however, that the failure of a Holder to deliver such Notice and Questionnaire within such ninety (90) day period shall not, nor shall it be construed to, constitute a forfeiture or waiver of such Holder's right to sell Registrable Securities pursuant to a Registration Statement if such Notice and Questionnaire is delivered to the Parent prior to 180 days after the date hereof. Notwithstanding anything contained herein to the contrary, the Parent shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus.

     SECTION 3. REGISTRATION PROCEDURES. In connection with the registration obligations of the Parent under Section 2 hereof, the Parent shall:

          (a) Until the Effectiveness Termination Date, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement until the Effectiveness Termination Date in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

          (b) As promptly as practicable give notice to the Holders (i) when any Registration Statement or any post-effective amendment has been declared effective, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) of the receipt by the Parent of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the occurrence of (but not the nature of or details concerning) a Material Event and
(v) of the determination by the Parent that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Parent (or as required pursuant to Section 3(f)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(f) shall apply.

          (c) Use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as practicable.

          (d) During the Effectiveness Period, deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Parent hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

          (e) Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other


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acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; PROVIDED, THAT the Parent will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

          (f) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of proceedings with respect to a Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development, public filing with the SEC or other similar event with respect to the Parent that, in the reasonable discretion of the Parent, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, Parent shall (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Parent that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Parent will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Parent, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Parent or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Parent, such suspension is no longer appropriate (such period, during which the availability of the Registration Statement and any Prospectus is suspended being a "Deferral Period"). Notwithstanding the foregoing, no Deferral Period instituted pursuant to clause (B) or clause (C) above shall last for a period of time in excess of thirty (30) days from the date of the Material Event or other occurrence or state of facts on account of which such Deferral Period is instituted, and the Parent shall institute no more than one (1) Deferral Period in the aggregate pursuant to clause (B) or clause (C) above in any consecutive twelve (12) month period.

     SECTION 4. HOLDER'S OBLIGATIONS. Each Holder agrees, by acquisition of the Registrable Securities, that it shall not be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Parent with a Notice and Questionnaire as required pursuant to Section 2(a) and 2(d) hereof and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Parent all information required to be disclosed in order to make the information previously furnished to the Parent by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Parent may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus


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does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

     SECTION 5. REGISTRATION EXPENSES. The Parent shall bear all fees and expenses incurred in connection with the performance by the Parent of its obligations under this Agreement (including, without limitation, all registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger, telephone and distribution expenses associated with the preparation and distribution of any Registration Statement, all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges, the fees and disbursements of counsel for the Parent and its accountants, any underwriting fees and the reasonable fees and expenses of one counsel to the Holders, not to exceed an amount equal to $10,000) whether or not any of the Registration Statements are declared effective. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay all underwriting fees and expenses, selling commissions and stock transfer and documentary stamp taxes, if any, applicable to any Registrable Securities registered and sold by such seller and all registration expenses to the extent the Parent is prohibited from paying such expenses under applicable law.

     SECTION 6. INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. The Parent shall indemnify and hold harmless each Notice Holder and each person, if any, who controls any Notice Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, liabilities, claims, damages and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "Losses"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Parent shall not be liable to a Holder in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement contained in or omission or alleged omission from any of such documents in reliance upon and in conformity with any of the information relating to that Holder furnished to the Parent in writing by that Holder expressly for use therein; PROVIDED FURTHER that the indemnification contained in this paragraph shall not inure to the benefit of any Holder of Registrable Securities (or to the benefit of any person controlling such Holder) on account of any such Losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act, if either (A) (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Parent with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

          (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Parent and its respective directors and officers, and each person, if any, who controls the Parent (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other Holder, from and against all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or


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alleged omission was made in reliance upon and in conformity with information furnished to the Parent in writing by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such separate firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority of the Registrable Securities covered by the Registration Statement held by Holders that are indemnified parties pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the Parent. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (d) CONTRIBUTION. To the extent that the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also to the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by any Holder shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Securities Act. The relative fault of the Holders on the one hand and the Parent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Parent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.


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     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from Registrable Securities sold and distributed to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e)  The indemnity and contribution provisions contained in this
Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Parent, or the Parent's officers or directors or any person controlling the Parent and (iii) the sale of any Registrable Securities by any Holder.

     SECTION 7. LOCK-UP AGREEMENT. Each Holder agrees that, until the Effectiveness Termination Date, it shall not (other than pursuant to a Registration Statement) offer, sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of (directly or indirectly) any securities of Parent including the Merger Shares (or otherwise dispose of or otherwise transfer the economic risk therein), and agrees that Parent may impose stop transfer instructions in order to enforce the foregoing covenants; provided however, that each of Lawrence W. Shoup and Janice C. Pini shall be permitted to pledge up to five percent (5%) of the number of Merger Shares received by such person at the Closing of the Merger (including, for these purposes, any shares placed into an indemnity escrow) as security for personal loans until the date six (6) months after the Effective Time.

     SECTION 8. MISCELLANEOUS.

          (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Parent has obtained the written consent of Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

          (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

               (1) if to a Holder of Registrable Securities that is not a Notice Holder, at the most recent location for such Holder provided to the Parent;


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

               (2) if to a Notice Holder, at the most current location given by such Holder to the Parent in a Notice and Questionnaire or any amendment thereto;

               (3)  if to the Parent, to:

                         Intraware, Inc.
                         2000 Powell Street
                         Suite 140
                         Emeryville, CA 94608
                         Attention: Donald M. Freed, CFO
                                    Mark Long, V.P. Strategic Development

                    with a copy to:

                         Wilson Sonsini Goodrich & Rosati, P.C.
                         650 Page Mill Road
                         Palo Alto, CA  94304
                         Attention: John Donahoe, Esq.
                                    Adam R. Dolinko, Esq.
                         Telecopy No.: (650) 493-6811

          (c) SUCCESSORS AND ASSIGNS. This Agreement shall not inure to the benefit of any other person other than the parties hereto, except a successor of the Parent.

          (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

          (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (g) JURISDICTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of California or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

          (h) SEVERABILITY. If any term provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Parent with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

          (j) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate until the Effectiveness Termination Date, except for
Section 6 hereof which shall remain in effect in accordance with its terms after the Effectiveness Termination Date.





                 (REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.)

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        INTRAWARE, INC.


                                        By:  /s/ Mark P. Long
                                           ------------------------------------
                                        Title: Executive Vice-President
                                              ---------------------------------


                                        SHAREHOLDER (OR HOLDER)


                                        Signature: /s/ Lawrence W. Shoup
                                                  -----------------------------
                                        Print Name: Lawrence W. Shoup
                                                   ----------------------------
                                        Address: 380 Kramer Road
                                                -------------------------------
                                                 Burgettstown, PA  15021
                                                -------------------------------

                                                -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        INTRAWARE, INC.


                                        By:  /s/ Mark P. Long
                                           ------------------------------------
                                        Title: Executive Vice-President
                                              ---------------------------------


                                        SHAREHOLDER (OR HOLDER)


                                        Signature: /s/ Janice C. Pini
                                                  -----------------------------
                                        Print Name: Janice C. Pini
                                                  -----------------------------
                                        Address: 103 Crabtree Court
                                                -------------------------------
                                                 Venetia, PA  15367
                                                -------------------------------

                                                -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        INTRAWARE, INC.


                                        By:  /s/ Mark P. Long
                                           ------------------------------------
                                        Title: Executive Vice-President
                                              ---------------------------------


                                        SHAREHOLDER (OR HOLDER)


                                        Signature: /s/ Mordechai Gal-Or
                                                  -----------------------------
                                        Print Name: Mordechai Gal-Or
                                                   ----------------------------
                                        Address: 137 Phillips Place
                                                -------------------------------
                                                 Pittsburgh, PA  15217
                                                -------------------------------

                                                -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        INTRAWARE, INC.


                                        By:  /s/ Mark P. Long
                                           ------------------------------------
                                        Title: Executive Vice-President
                                              ---------------------------------


                                        SHAREHOLDER (OR HOLDER)


                                        Signature: /s/ Lisa Davies Nydick
                                                  -----------------------------
                                        Print Name: Lisa Davies Nydick
                                                   ----------------------------
                                        Address: 2569 Barnwood Drive
                                                -------------------------------
                                                 Wexford, PA  15090
                                                -------------------------------

                                                -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        INTRAWARE, INC.


                                        By:  /s/ Mark P. Long
                                           ------------------------------------
                                        Title: Executive Vice-President
                                              ---------------------------------


                                        SHAREHOLDER (OR HOLDER)


                                        Signature: /s/ William E. Swauger
                                                  -----------------------------
                                        Print Name: William E. Swauger
                                                  -----------------------------
                                        Address: 4830 Glenallen Drive
                                                -------------------------------
                                                 Pittsburgh, PA  15236
                                                -------------------------------

                                                -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    INTRAWARE, INC.


                                    By:  /s/ Mark P. Long
                                       -----------------------------------------
                                    Title: Executive Vice-President
                                          --------------------------------------


                                    SHAREHOLDER (OR HOLDER)


                                    Entity Name: Edison Venture Fund IV, L.P.
                                                --------------------------------
                                    Signature: /s/ Bruce H. Luehrs
                                              ----------------------------------
                                    Print Name: Bruce H. Luehrs, General Partner
                                               ---------------------------------
                                    Address: 1009 Lenox Drive
                                            ------------------------------------
                                             Lawrenceville, NJ  08648
                                            ------------------------------------

                                            ------------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        INTRAWARE, INC.


                                        By:  /s/ Mark P. Long
                                           ------------------------------------
                                        Title: Executive Vice-President
                                              ---------------------------------


                                        SHAREHOLDER (OR HOLDER)


                                        Signature: /s/ Neal M. Pollon
                                                  -----------------------------
                                        Print Name: Neal M. Pollon
                                                   ----------------------------
                                        Address: 6 Scaife Road
                                                -------------------------------
                                                 Sewickley, PA  15143
                                                -------------------------------

                                                -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        INTRAWARE, INC.


                                        By:  /s/ Mark P. Long
                                           ------------------------------------
                                        Title: Executive Vice-President
                                              ---------------------------------


                                        SHAREHOLDER (OR HOLDER)


                                        Signature: /s/ Glen F. Chatfield
                                                  -----------------------------
                                        Print Name: Glen F. Chatfield
                                                  -----------------------------
                                        Address: 3117 Washington Pike
                                                -------------------------------
                                                 Bridgeville, PA  15017
                                                -------------------------------

                                                -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        INTRAWARE, INC.


                                        By:  /s/ Mark P. Long
                                           ------------------------------------
                                        Title: Executive Vice-President
                                              ---------------------------------


                                        SHAREHOLDER (OR HOLDER)


                                        Signature: /s/ William M. Conner
                                                  -----------------------------
                                        Print Name: William M. Conner
                                                  -----------------------------
                                        Address: 7 Valencia Court
                                                -------------------------------
                                                 Palm Coast, FL  32137
                                                -------------------------------

                                                -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        INTRAWARE, INC.


                                        By:  /s/ Mark P. Long
                                           ------------------------------------
                                        Title: Executive Vice-President
                                              ---------------------------------


                                        SHAREHOLDER (OR HOLDER)


                                        Entity Name: Carmel Investments, LLP
                                                    ---------------------------
                                        Signature: /s/ James F. Peterson
                                                  -----------------------------
                                        Print Name: James F. Peterson
                                                   ----------------------------
                                        Address: 9706 Carmel Court
                                                -------------------------------
                                                 Bethesda, MD  20817
                                                -------------------------------

                                                -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A

       SHAREHOLDER (HOLDER)                    NUMBER OF REGISTRABLE SECURITIES
       --------------------                    --------------------------------
Lawrence W. Shoup                                         63,405
Janice C. Pini                                            63,405
Mordechai Gal-Or                                          13,316
Lisa Davies Nydick                                         5,884
Carmel Associates, L.L.P.                                  9,058
Neal M. Pollon                                            35,080
Glen F. Chatfield                                         35,080
Edison Venture Fund IV, L.P.                             197,936
William Conner                                            25,363
William E. Swauger                                             7
PNC Investment Corp.                                       3,464
         TOTAL:                                          451,998